UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	April 14, 2011

Bravo Brio Restaurant Group, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Ohio	001-34920	34-1566328
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

777 Goodale Boulevard, Suite 100, Columbus, Ohio		43212
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	614-326-7944

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Top of the Form

Item 5.07. Submission of Matters to a Vote of Security Holders.

On April 14, 2011, Bravo Brio Restaurant Group, Inc. (the “Company”) held its 2011 Annual Meeting of Shareholders (the “Meeting”) in Columbus, Ohio, at which the following proposals were submitted to a vote of the Company’s shareholders:

•	the election of three Class I directors to the Company’s Board of Directors.

•	the ratification of Deliotte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 25, 2011.

•	a non-binding advisory vote on the frequency of an advisory vote on executive compensation.

•	a non-binding advisory vote on executive compensation.

For more information about the foregoing proposals, see the Company’s proxy statement on Schedule 14A, filed with the U.S. Securities and Exchange Commission on February 23, 2011, the relevant portions of which are incorporated herein by reference. Holders of the Company’s common shares were entitled to one vote per share on all matters voted on by shareholders at the Meeting.

The total number of the Company’s common shares, no par value per share, voted in person or by proxy at the Meeting was 18,154,411, representing approximately 94% of the total shares outstanding and entitled to vote at the Meeting. The number of votes cast for or against, as well as abstentions and broker non-votes, if applicable, with respect to each proposal is set out below.

1.	The proposal to elect the nominees listed below as Class I directors of the Company.

	For	Against	Abstain	Broker Non-Votes
Allen J. Bernstein	17,587,563	174,014	22,195	370,639
James S. Gulmi	17,587,563	174,014	22,195	370,639
Saed Mohseni	17,553,297	208,280	22,195	370,639

2.	The proposal to ratify the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 25, 2011.

	For	Against	Abstain	Broker Non-Votes
Ratification of Deloitte & Touche LLP	18,067,676	51,913	34,822	—

3.	The non-binding advisory vote on the frequency of a vote on the Company’s executive compensation.

	1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
Frequency of a vote on executive compensation	7,696,162	17,038	9,998,522	72,050	370,639

4.	The non-binding advisory vote on the Company’s executive compensation.

	For	Against	Abstain	Broker Non-Votes
Vote on executive compensation	17,703,619	38,694	41,459	370,639

The Company’s Board of Directors will take under advisement the results of the shareholder vote with respect to the frequency of holding a non-binding advisory vote on the Company’s executive compensation.

Top of the Form

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Bravo Brio Restaurant Group, Inc.

April 19, 2011	By:	James J. O'Connor

Name: James J. O'Connor
Title: Chief Financial Officer, Treasurer and Secretary